                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports and all references to our Firm included in or made a part of this registration statement.

                              ARTHUR ANDERSEN LLP

San Jose, California
October 29, 1996